Supplement dated August 31, 2017
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund	1/1/2017
 On August 16, 2017, the Fund's Board of Trustees approved the addition of Manulife Asset Management (US) LLC (Manulife) to manage a portion of the Fund's assets, effective on or about September 13, 2017 (the Effective Date). Accordingly on the Effective Date, the following changes are hereby made to the Fund's prospectus and summary prospectus. Also, effective immediately, all references to Guggenheim Partners Investment Management, LLC, as disclosed in the supplement dated March 28, 2017, are hereby deleted.
On the Effective Date, the second paragraph under the subsection “Principal Investment Strategies” in the summary prospectus and the “Summary of the Fund” and “More Information About the Fund” sections of the prospectus is hereby superseded and replaced with the following:
Columbia Management is responsible for providing day-to-day portfolio management of a sleeve and is also responsible for oversight of the Subadvisers. The Fund’s Subadvisers are AQR Capital Management, LLC (AQR), Manulife Asset Management (US) LLC (Manulife), TCW Investment Management Company LLC (TCW) and Water Island Capital, LLC (Water Island). Columbia Management, subject to the oversight of the Fund’s Board of Trustees, determines the allocation of the Fund’s assets to each sleeve, and may change these allocations at any time. Columbia Management and the Subadvisers act independently of each other and use their own methodologies for selecting investments.
On the Effective Date, the information under the subsection “Fund Management” in the summary prospectus and the “Summary of the Fund” section of the prospectus is hereby revised to add the following:
Subadviser: Manulife Asset Management (US) LLC (Manulife)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Daniel Janis III	Senior Managing Director and Senior Portfolio Manager of Manulife	Lead Portfolio Manager	September 2017
Christopher Chapman, CFA	Managing Director and Portfolio Manager of Manulife	Portfolio Manager	September 2017
Thomas Goggins	Senior Managing Director and Senior Portfolio Manager of Manulife	Portfolio Manager	September 2017
Kisoo Park	Managing Director and Portfolio Manager of Manulife	Portfolio Manager	September 2017
The rest of the section remains the same.
On the Effective Date, the following information is added at the end of the section "Principal Investment Strategies" in the "More Information About the Fund" section of the prospectus:
The Manulife Sleeve – Strategic Fixed Income Opportunity Strategy
Under normal market conditions, Manulife invests its sleeve in a diversified portfolio of government, corporate and securitized debt securities and other instruments issued in developed and emerging market countries, which may be denominated in US dollars or other foreign currencies. Although Manulife may invest in non-investment grade rated debt instruments, including those in default (commonly referred to as “junk” bonds or securities), it intends to keep its average credit quality in the investment-grade range.
In managing its sleeve, Manulife allocates assets among the types of instruments noted above based on analysis of global economic factors, such as fiscal and monetary policies, projected international interest-rate movements, market volatility, political environments and currency trends. In abnormal circumstances, Manulife may invest up to 100% of the sleeve’s assets in any one type of instrument. Within each type of security, Manulife looks for investments that are appropriate in terms of yield, credit quality, structure and liquidity. Relative yield analysis and risk/reward ratios are the primary considerations in selecting securities.
Manulife may invest in derivatives such as futures, options, and swaps (including credit default swaps), as well as restricted or illiquid securities. Manulife may also invest its sleeve significantly in currency spots, forwards and options, and interest-rate futures and options for both hedging and non-hedging purposes, including for purposes of enhancing returns. In addition, Manulife may invest in domestic or foreign common stocks.
On the Effective Date, the information under the subsection "Primary Service Providers - The Investment Manager" in the "More Information About the Fund" section of the prospectus is revised to add the following to the end of the fifth paragraph:
A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with Manulife will be available in the Fund’s annual report to shareholders for the fiscal year ending August 31, 2017.
SUP100_08_008_(08/17)

The date the Subadvisers began serving the Fund is set forth under Subadvisers below. Any performance of the Fund prior to the date the Subadvisers began serving was achieved by one or more different subadvisers. Similarly, the portfolio turnover rate for periods prior to the Subadvisers’ management of the Fund was the result of management by one or more different subadvisers. A change in subadvisers may result in increased portfolio turnover.
On the Effective Date, the information under the subsection "Primary Service Providers - Subadvisers" in the "More Information about the Fund" section of the prospectus is hereby revised to add the following:
Subadviser: Manulife Asset Management (US) LLC (Manulife)
Manulife, which has served as Subadviser to the Fund since September 2017, is located at 197 Clarendon Street, Boston, MA 02116. Manulife, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. Manulife is a registered investment adviser with the SEC since 1992. Manulife was organized in 1968 and provides asset management services to registered investment companies, institutional investors, and separately managed accounts.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Daniel Janis III	Senior Managing Director and Senior Portfolio Manager of Manulife	Lead Portfolio Manager	September 2017
Christopher Chapman, CFA	Managing Director and Portfolio Manager of Manulife	Portfolio Manager	September 2017
Thomas Goggins	Senior Managing Director and Senior Portfolio Manager of Manulife	Portfolio Manager	September 2017
Kisoo Park	Managing Director and Portfolio Manager of Manulife	Portfolio Manager	September 2017
Mr. Janis joined Manulife in 1999. Mr. Janis began his investment career in 1984 and earned an AB in Economics from Harvard University.
Mr. Chapman joined Manulife in 2005. Mr. Chapman began his investment career in 1999 and earned a BSBA in Management from Stonehill College and MSF from Boston College.
Mr. Goggins joined Manulife in 2009. Mr. Goggins began his investment career in 1989 and earned a BBA from the University of Wisconsin and MA in Finance from JL Kellogg Graduate School of Management at Northwestern University.
Mr. Park joined Manulife in 2011. Mr. Park began his investment career in 1986 and earned a BA in Economics from Tufts University and attended the University of Chicago Booth School of Business.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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